Exhibit 99.3

BASIC ENERGY SERVICES, LLC
UNAUDITED COMBINED PRO FORMA
FINANCIAL STATEMENTS

For the Year Ended
December 31, 2020
and
As of and for the Nine Months Ended
September 30, 2021

Exhibit 99.3
Introduction
On September 15, 2021, Ranger Energy Acquisition, LLC (“Buyer”), a controlled subsidiary of Ranger Energy Services, Inc. (“the Company” or “Ranger”), entered into an Asset Purchase Agreement with Basic Energy Services, Inc. (“the Parent”) and its following subsidiaries, Basic Energy Services, L.P., C&J Well Services, Inc., Taylor Industries, LLC, Breakaway Acquisition LLC and KVS Transportation, Inc, (each a “Seller” and, collectively, “Sellers” or “Basic”), pursuant to which Ranger acquired the right, title and interest of certain assets (“the Basic Assets”) related to Basic. This transaction closed on October 1, 2021.
Specifically, Ranger acquired certain assets related to well servicing and completion and remedial business lines of the Sellers outside the State of California (excluding the water logistic business and corporate assets), related to the well servicing, fishing and rental tool, coiled tubing, rolling stock and real property locations inclusive of, but not limited to, real property owned in New Mexico, Oklahoma and Texas (collectively and hereinafter, “the Acquired Basic Business”, “the Business”, “ Basic Acquisition” or “we”, “us” or “our”).
The following unaudited combined pro forma financial information presents the unaudited combined pro forma balance sheet and statement of operations after giving effect to the business combination between Ranger and Basic.
The underlying historical financial information has been derived from:
•The unaudited interim consolidated financial statements as of and for the nine months ended September 30, 2021 and the audited consolidated financial statements as of and for the year ended December 31, 2020 of Ranger.
•The unaudited interim combined financial statements as of and for the nine months ended September 30, 2021 and the audited financial statements as of and for the year ended December 31, 2020 of the Acquired Basic Business.
Information in the unaudited combined pro forma financial statements is presented as follows:
•The unaudited combined pro forma statement of operations for the nine months ended September 30, 2021 and for the year ended December 31, 2020 includes adjustments for the acquisition of Basic as if the Basic Acquisition had been completed as of January 1, 2020.
•The unaudited combined pro forma balance sheet as of September 30, 2021 includes adjustments for the acquisition of Basic, as if the Basic Acquisition had been completed on September 30, 2021.
The historical financial information has been adjusted to give effect to transaction accounting adjustments that are necessary to account for the acquisition. The transaction accounting adjustments are based on currently available information and certain estimates and assumptions and therefore the actual effects of these transactions will differ from the pro forma adjustments.
The unaudited pro forma financial information was prepared in accordance with Article 11 of Regulation S-X. The Basic Acquisition was accounted for using the acquisition method of accounting under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 805, Business Combinations (“ASC 805”). Accordingly, the preliminary purchase price as it relates to Basic was allocated to the assets acquired and liabilities assumed based upon management’s preliminary estimates of fair value. The determination of the final fair values is dependent upon valuations as of the acquisition date and the final adjustments to the purchase price, which when they occur may result in an adjustment to the value of the acquired assets reflected in the unaudited combined pro forma financial statements.
The unaudited combined pro forma financial statements should be read in conjunction with the accompanying notes and with:
•Unaudited interim consolidated financial statements of Ranger as of and for the nine months ended September 30, 2021 contained in the Form 10-Q filed on November 5, 2021.
•Audited consolidated financial statements of Ranger as of and for the year ended December 31, 2020, contained in the Form 10-K filed on February 26, 2021.
•Unaudited interim combined financial statements of the Acquired Basic Business as of and for the nine months ended September 30, 2021 contained in this Form 8-K/A filed on March 22, 2022.
•Audited combined financial statements of the Acquired Basic Business as of and for the year ended December 31, 2020 contained in this Form 8-K/A filed on March 22, 2022.

Exhibit 99.3

The unaudited combined pro forma financial information is presented for illustrative purposes only and does not purport to indicate that the financial condition or results of operations of future periods or the financial condition or results of operations that actually would have been realized had the Business been consummated on the dates or for the periods presented.
The unaudited combined pro forma financial statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those illustrated.

Exhibit 99.3
RANGER ENERGY SERVICES, INC.
UNAUDITED COMBINED PRO FORMA BALANCE SHEET
AS OF SEPTEMBER 30, 2021
(in millions)

	Ranger (Historical)	Basic (Carve Out)	Transaction Accounting Adjustments	Note Reference	Total Pro Forma
Assets
Cash and cash equivalents	$2.8	$—	$4.4	(a)	$7.2
Restricted Cash	42.0	—	(42.0)	(a)	—
Accounts receivable, net	57.6	25.3	(25.3)	(b)	57.6
Contract assets	7.8	—	—		7.8
Inventory	2.8	7.6	(7.6)	(b)	2.8
Prepaid expenses and other current assets	12.5	4.7	(4.7)	(b)	12.5
Total current assets	125.5	37.6	(75.2)		87.9

Property and equipment, net	196.8	53.9	35.6	(c)	286.3
Intangible assets, net	8.0	1.2	(1.2)	(b)	8.0
Operating leases, right-of-use assets	7.2	1.1	(1.1)	(b)	7.2
Other assets	1.4	1.8	(1.8)	(b)	1.4
Total assets	338.9	95.6	(43.7)		390.8

Liabilities and Stockholders' Equity
Accounts payable	8.7	51.8	(51.8)	(b)	8.7
Accrued expenses	32.9	38.3	(34.8)	(d)	36.4
Financing liability, current portion	2.3	—	—		2.3
Finance lease obligations, current portion	—	2.0	(0.1)	(e)	1.9
Long-term debt, current portion	35.0	—	—		35.0
Other current liabilities	45.9	0.5	(42.5)	(f)	3.9
Total current liabilities	124.8	92.6	(129.2)		88.2

Operating leases, right-of-use obligations	5.9	0.7	(0.7)	(b)	5.9
Financing liability	12.7	—	—		12.7
Finance lease obligation	—	1.6	0.4	(e)	2.0
Long-term debt, net	16.3	—	—		16.3
Other long-term liabilities	3.3	—	10.8	(g)	14.1
Total liabilities	163.0	94.9	(118.7)		139.2

Commitments and contingencies	—	—	—		—

Controlling stockholders' equity	114.4	0.7	46.2	(h)	161.3
Noncontrolling interest	61.5	—	28.8	(i)	90.3
Total stockholders' equity	175.9	0.7	75.0		251.6
Total liabilities and stockholders' equity	$338.9	$95.6	$(43.7)		$390.8

The accompanying notes are an integral part of the unaudited combined pro forma financial statements

Exhibit 99.3
RANGER ENERGY SERVICES, INC.
UNAUDITED COMBINED PRO FORMA STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021
(in millions, except share and per share amounts)

	Ranger (Historical)	Basic (Carve Out)	Transaction Accounting Adjustments	Note Reference	Total Pro Forma
Revenues	$170.0	$130.1	$—		$300.1

Operating expenses
Cost of services	152.2	107.5	(0.1)	(a)	259.6
General and administrative	16.8	33.8	(18.2)	(a)	32.4
Depreciation and amortization	24.9	11.9	(4.1)	(b)	32.7
Impairment	—	0.2	(0.2)	(c)	—
Total operating expenses	193.9	153.4	(22.6)		324.7

Operating loss	(23.9)	(23.3)	22.6		(24.6)

Other expenses
Interest expense, net	2.5	0.3	(0.2)	(d)	2.6
Total other expenses	2.5	0.3	(0.2)		2.6

Loss before income tax expense	(26.4)	(23.6)	22.8		(27.2)
Tax expense	0.1	—	—		0.1
Net loss	(26.5)	(23.6)	22.8		(27.3)
Less: Net loss attributable to noncontrolling interests	(10.7)	—	(0.3)	(e)	(11.0)
Net loss attributable to Ranger Energy Services, Inc.	$(15.8)	$(23.6)	$23.1		$(16.3)

Net loss per share
Basic	(1.63)	—	—		(1.68)
Diluted	(1.63)	—	—		(1.68)
Weighted Average Shares Outstanding
Basic	9,714,508	—	—		9,714,508
Diluted	9,714,508	—	—		9,714,508
The accompanying notes are an integral part of the unaudited combined pro forma financial statements

Exhibit 99.3
RANGER ENERGY SERVICES, INC.
UNAUDITED COMBINED PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2020
(in millions, except share and per share amounts)

	Ranger (Historical)	Basic (Carve Out)	Transaction Accounting Adjustments	Note Reference	Total Pro Forma
Revenues	$187.8	$169.4	$—		$357.2

Operating expenses
Cost of services	147.9	156.7	(1.0)	(a)	303.6
General and administrative	22.1	63.6	(23.6)	(a)	62.1
Depreciation and amortization	35.0	20.6	(10.2)	(b)	45.4
Impairment	—	67.1	(67.1)	(c)	—
Gain on debt retirement	(2.1)	—	—		(2.1)
Total operating expenses	202.9	308.0	(101.9)		409.0

Operating loss	(15.1)	(138.6)	101.9		(51.8)

Other expenses
Interest expense, net	3.4	0.4	(0.4)	(d)	3.4
Gain on bargain purchase	—	—	(37.2)	(e)	(37.2)
Total other expenses	3.4	0.4	(37.6)		(33.8)

Loss before income tax expense	(18.5)	(139.0)	139.5		(18.0)
Tax (benefit) expense	—	—	—		—
Net loss	(18.5)	(139.0)	139.5		(18.0)
Less: Net loss attributable to noncontrolling interests	(8.2)	—	0.2	(f)	(8.0)
Net loss attributable to Ranger Energy Services, Inc.	$(10.3)	$(139.0)	$139.3		$(10.0)

Net loss per share
Basic	(1.21)	—	—		(1.15)
Diluted	(1.21)	—	—		(1.15)
Weighted Average Shares Outstanding
Basic	8,532,923	—	—		8,532,923
Diluted	8,532,923	—	—		8,532,923
The accompanying notes are an integral part of the unaudited combined pro forma financial statements

Exhibit 99.3
Note 1 — Description of Transaction
On September 15, 2021, Ranger acquired from Basic the right, title and interest of the Basic Assets for $36.7 million in cash, subject to normal closing adjustments and assumed liabilities in exchange for the Basic Assets. The closing date was October 1, 2021.
As a consideration paid, on October 1, 2021, Ranger consummated the private placement under the Securities Purchase Agreement, dated September 10, 2021, with certain accredited investors of 6.0 million newly issued shares of Series A Convertible Preferred Stock, par value $0.01 per share, in exchange for cash consideration in an aggregate amount of $42.0 million. The Preferred Stock will automatically convert into shares of the Company’s Class A Common Stock, par value $0.01 per share following receipt of Stockholder Approval and effectiveness of the Registration Statement.
Note 2 — Basis of Presentation
The unaudited combined pro forma financial information has been prepared to give effect to the Basic Acquisition. The unaudited combined pro forma financial information has been derived from historical financial statements of Ranger and Basic.
Ranger’s consolidated financial information has been prepared in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”) as issued by the Financial Accounting Standards Board (“FASB”). Basic’s combined financial information has been prepared in accordance with GAAP.
The unaudited combined pro forma financial information was prepared in accordance with Article 11 of Regulation S-X. The Basic Acquisition was accounted for as using the acquisition method of accounting under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 805, Business Combinations (“ASC 805”). Management utilized their best estimates and assumptions to assign preliminary fair value to the assets acquired and liabilities assumed at the acquisition date. The determination of the final fair values and purchase price allocation is based on preliminary estimates and subject to final adjustments. Such adjustments could be material.
The unaudited combined pro forma balance sheet as of September 30, 2021, has been prepared assuming that Basic Acquisition was consummated at that date. There are no significant transactions to be reflected in the historical financial information between September 30, 2021 and October 1, 2021.
Information in the unaudited combined pro forma financial statements is presented as follows:
•The unaudited combined pro forma statement of operations for the nine months ended September 30, 2021 and for the year ended December 31, 2020 includes adjustments for the acquisition of Basic as if the Basic Acquisition had been completed as of January 1, 2020.
•The unaudited combined pro forma balance sheet as of September 30, 2021 includes adjustments for the acquisition of Basic, as if the Basic Acquisition had been completed on September 30, 2021.
The column “Basic carve out” reflects the historical carve out results of the Acquired Basic Business as presented elsewhere in this Form 8-K/A.
The historical financial information has been adjusted to give effect to transaction accounting adjustments that are necessary to account for the acquisition. The transaction accounting adjustments are based on currently available information and certain estimates and assumptions and therefore the actual effects of these transactions will differ from the pro forma adjustments. The unaudited combined pro forma financial information has been compiled in a manner consistent with the accounting policies of Ranger. All material adjustments required to reflect the Basic Acquisition are set forth in the column labeled in “Transaction Accounting Adjustments.”
The unaudited combined pro forma financial information is provided for illustrative purposes only and does not purport to represent what the actual results of operations or the financial position of the Company would have been had the acquisition occurred on the dates assumed, nor are they necessarily indicative of future results of operations or financial position.

Exhibit 99.3

Note 3 — Preliminary Purchase Price Allocation and Consideration Transferred
All assets associated with the Basic Acquisition, were recorded at their fair value based on a preliminary purchase price allocation. The Company used the market approach to value as of the closing date, October 1, 2021, to apply fair values to the assets purchased based on the selling price of similar assets. As a result of comparing the purchase price to the fair value of the assets acquired, a $48.0 million bargain purchase gain was recognized. A bargain purchase gain of $48.0 million is included in “Other expenses (income)” in the combined pro forma statements of operations for the year ended December 31, 2020. The bargain purchase gain is primarily attributable Basic’s distressed financial position and lack of financing options available to avoid liquidation.
The following table presents the fair value of assets acquired and liabilities assumed in accordance with ASC 805 (in millions):

Property and equipment	$89.5
Total assets acquired	89.5
Finance lease obligations	3.9
Bargain purchase deferred tax liability	10.8
Total liabilities assumed	14.7
Net assets acquired	74.8
Bargain purchase	37.2
Purchase price	$37.6

Note 4 — Unaudited combined pro forma balance sheet adjustments and assumptions
a.Reflects $37.6 million of consideration paid and the reclassification of restricted cash to cash and cash equivalents of $4.4 million.
b.Reflects the exclusion of historical assets and liabilities not assumed as part of the Basic Acquisition.
c.Reflects the step-up fair value adjustment of property and equipment.
d.Reflects the exclusion of $38.3 million of accrued liabilities not assumed as part of the Basic Acquisition and the adjustment to accrue additional transaction costs of $3.5 million incurred by the Company subsequent to September 30, 2021.
e.Reflects the exclusion of $3.6 million of finance lease obligations assumed as part of the Basic Acquisition and additions of $3.9 million related to finance lease liabilities assumed as part of the Asset Purchase Agreement.
f.Reflects the reclassification of $42 million related to the 6.0 million newly issued shares of Series A Preferred Stock from other current liabilities to preferred stocks in controlling stockholders’ equity and exclusion of $0.5 million of operating lease obligations not assumed as part of the Basic Acquisition.
g.Reflects the deferred tax liability related to the bargain purchase.
h. Reflects adjustments to Controlling Stockholders’ Equity as follows (in millions):

Elimination of Carve out Basic Stockholders’ Equity	$(0.7)

Transaction adjustments
Transaction costs	(3.5)
Preferred Stocks (f)	42.0
Gain on bargain purchase	37.2
Other
Non-controlling interest adjustment	(28.8)
Total	$46.2

Exhibit 99.3

i. Reflects the adjustment non-controlling interest.
Note 5 — Unaudited combined pro forma statements of operations adjustments and assumptions for the
Nine Months Ended September 30, 2021
a.Reflects the exclusion of $18.3 million of corporate cost allocated from Parent to the Basic carve out.
b.Reflects the exclusion of depreciation and amortization of $11.9 related to the Basic carve out and the recognition of the nine months amortization of $7.8 million related to the property and equipment acquired in the Asset Purchase Agreement.
c.Reflects the exclusion of impairment and other charges related to the Basic carve out.
d.Reflects the exclusion of interest expenses of $0.3 related to the Basic carve out and the recognition of the nine months interest expense of $0.1 million related to the finance leases acquired in the Asset Purchase Agreement.
e.Reflect the impact to net loss attributable to non-controlling interests due to the operations of Basic.
Note 6 — Unaudited combined pro forma statements of operations adjustments and assumptions for the
Year Ended December 31, 2020
a.Reflects the exclusion of $28.1 million of corporate cost allocated from Parent to the Basic carve out and the adjustment to accrue additional transaction costs of $3.5 million.
b.Reflects the exclusion of depreciation and amortization of $20.6 related to the Basic carve out and the recognition of the amortization of $10.4 million related to the property and equipment acquired in the Asset Purchase Agreement.
c.Reflects the exclusion of impairment and other charges related to the Basic carve out.
d.Reflects the exclusion of interest expenses of $0.4 related to the Basic carve out and the recognition of interest expense of $0.1 million related to the finance leases acquired in the Asset Purchase Agreement.
e.Reflects the bargain purchase gain.
f.Reflect net gain attributable to non-controlling interests.